GOLDMAN SACHS TRUST II

Institutional Shares of the Multi-Manager U.S. Dynamic Equity Fund (the “Fund”)

Supplement dated August 5, 2016 to the

Prospectus dated February 26, 2016, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Lazard Asset Management LLC will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Multi-Manager U.S. Dynamic Equity Fund—Summary—Portfolio Management”:

As of the date of this Prospectus, Lazard Asset Management LLC (“Lazard”), Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Weitz Investment Management, Inc. (“Weitz”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added above “Sirios Capital Management, L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Dynamic Equity Fund”:

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), located at 30 Rockefeller Plaza, New York, NY 10112, an investment adviser registered with the SEC, is focused on geographically diverse strategies in multiple investment disciplines, including traditional and alternative strategies. The firm has approximately $173.9 billion of assets under management as of June 30, 2016. With respect to the Fund, the firm manages its allocation in accordance with an all cap, concentrated strategy that utilizes a bottom-up investment process focused on relative value.

The following replaces the fourth paragraph under “Service Providers—Management Fee and Other Expenses”:

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds and Sub-Advisory Agreements for each Underlying Manager is available in the Funds’ annual report for the period ended October 31, 2015 or will be available in the Funds’ annual report for the period ended October 31, 2016.

This Supplement should be retained with your Prospectus for future reference.

MMGRFDSUMSTK 07-16